ATLANTIC WHITEHALL FUNDS TRUST
Atlantic Whitehall Growth Fund (the “Growth Fund”)
Supplement dated January 23, 2009 to the
Prospectuses and Statement of Additional Information, dated April 1, 2008
This Supplement updates the information in, and should be read in conjunction with, the Institutional Share Class Prospectus (“Institutional Prospectus”), the Distributor Share Class Prospectus (“Distributor Prospectus”), and the Statement of Additional Information (“SAI”) for the Growth Fund, dated April 1, 2008.
Effective January 23, 2009, the Growth Fund’s portfolio management team has changed. Updated information with respect to the Growth Fund’s portfolio management team is set forth below.
Institutional Prospectus
The fifth sentence of the first paragraph of the section entitled “Management of the Funds—Portfolio Management—The Investment Adviser” on page 23 of the Institutional Prospectus is deleted and replaced with the following:
The lead portfolio managers of the Growth Fund team are Messrs. Keeling and Shoss.
In addition, the last four sentences of the second paragraph of the same section are deleted and replaced with the following:
Messrs. Keeling and Shoss are the Growth Fund’s Senior Investment Managers (since January 2009), and are dual employees of the Adviser and Invesco Aim Advisors, Inc. (“Invesco Aim”). Mr. Keeling joined Invesco Aim in 1995 as an equities analyst specializing in large-cap stocks, and assumed his current responsibilities as a senior portfolio manager and a co-manager of various Invesco Aim funds in 1999. Mr. Shoss also joined Invesco Aim in 1995 as an analyst, and assumed his current responsibilities as a senior portfolio manager and a co-manager of various Invesco Aim funds in 1999.
Distributor Prospectus
The last sentence of the first paragraph of the section entitled “Management of the Fund—The Portfolio Managers” on page 6 of the Distributor Prospectus is deleted and replaced with the following:
The lead portfolio managers of the Growth Fund team are Messrs. Keeling and Shoss.
In addition, the second paragraph of the same section is deleted and replaced with the following:
Messrs. Keeling and Shoss are the Growth Fund’s Senior Investment Managers (since January 2009), and are dual employees of the Adviser and Invesco Aim Advisors, Inc. (“Invesco Aim”). Mr. Keeling joined Invesco Aim in 1995 as an equities analyst specializing in large-cap stocks, and assumed his current responsibilities as a senior portfolio manager and a co-manager of various Invesco Aim funds in 1999. Mr. Shoss also joined Invesco Aim in 1995 as an analyst, and assumed his current responsibilities as a senior portfolio manager and a co-manager of various Invesco Aim funds in 1999.

SAI
The following information is added to the table under the section entitled “Portfolio Managers—Stein Roe Investment Counsel, Inc.—Other Managed Accounts as of November 30, 2007” on page 27 of the SAI:

		Registered Investment		Unregistered Pooled
		Companies		Investment Vehicles		Other Accounts
Portfolio Managers	Funds Managed	No.	Total Assets	No.	Total Assets	No.	Total Assets
Geoffrey Keeling*	Atlantic Whitehall Growth Fund	4	$1,181,609,252	None	None	75	$15,493,299
Robert Shoss*	Atlantic Whitehall Growth Fund	4	$1,181,609,252	None	None	75	$15,493,299

* The information is provided as of December 31, 2008.
The first sentence of the section entitled “PORTFOLIO MANAGERS—Compensation” on page 28 of the SAI is deleted and replaced with the following:
Messrs. Weiss, Pearlstein, Rogers, and McPheeters.
Messrs. Weiss, Pearlstein, Rogers, and McPheeters are compensated by the Adviser. Their compensation consists of the following five elements:
The following is added after the sixth paragraph of the section entitled “PORTFOLIO MANAGERS—Compensation” on page 28 of the SAI :
Messrs. Keeling and Shoss.
Messrs. Keeling and Shoss are compensated by Invesco Aim. Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Compensation consists of the following three elements:

Base Salary. The portfolio managers are paid a base salary. In setting the base salary, Invesco Aim’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco Aim, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for Invesco Aim’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the one-, three-, and five-year pre-tax investment performance of the Growth Fund as compared with its applicable peer group.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation. The portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco board of directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.
The following is added to the table under the section entitled “Portfolio Managers—Stein Roe Investment Counsel, Inc.—Securities Ownership” on page 28 of the SAI:

Name of Portfolio Manager	Dollar Range of Investments in Each Fund
Geoffrey Keeling*	None
Robert Shoss*	None

* The information is provided as of December 31, 2008.
All references to Ms. Bannan and Mr. Cosentino are hereby deleted.